Duddell Street Acquisition Corp. and FiscalNote

Complete Business Combination

FiscalNote to Begin Trading on the New York Stock Exchange on Monday, August 1, 2022

Under the Ticker Symbol “NOTE”

Long-Term Growth Plan Funded by $425 Million in Capital

Co-Founder, Chairman & CEO Tim Hwang Will Join Senior Leadership and Company

Employees at the New York Stock Exchange to Ring Opening Bell

on Thursday, August 4, 2022

HONG KONG and WASHINGTON, D.C. – Friday, July 29, 2022—Duddell Street Acquisition Corp. (Nasdaq: DSAC) (“Duddell Street”), a publicly-traded special purpose acquisition company, today announced the completion of its business combination (the “Business Combination”) with FiscalNote Holdings, Inc. (“FiscalNote”), a leading AI-driven enterprise SaaS company that delivers legal and regulatory data and insights.

In connection with the completion of the Business Combination, FiscalNote’s Class A common stock and warrants are expected to commence trading on the New York Stock Exchange on Monday, August 1, 2022 under the ticker symbols “NOTE” and “NOTE WS,” respectively. Subsequently, FiscalNote’s Co-Founder, Chairman and CEO, Tim Hwang, will ring the NYSE Opening Bell at 9:30 a.m. ET, Thursday, August 4, 2022 alongside senior leaders and employees of the company in a celebration of FiscalNote’s public trading debut. A live feed of the Bell Opening can be found at www.nyse.com/bell.

“We are excited to enter the public markets following the successful conclusion of this transaction. A new chapter for FiscalNote is about to begin, and we could not be more enthusiastic about what’s to come,” said Tim Hwang, Co-Founder, Chairman and CEO of FiscalNote. “Becoming a public company will enhance and accelerate our growth strategy which super-serves our global customers with excellence through our world-class suite of results-oriented solutions. We remain focused on strengthening our ability to execute on near-and long-term organic and inorganic growth opportunities—with a special emphasis on the rapidly-expanding market of regulated industries of the future. Our success will be guided by mission, purpose, and continued innovation, while the essential nature of what FiscalNote offers will remain steadfastly durable and essential in a world where change and uncertainty are the only constant. We are more committed than ever to providing lasting value to our customers, our partners, and our shareholders.”

“We are pleased to complete our Business Combination with FiscalNote, and we are very excited about FiscalNote’s future as both a market leader and category creator,” said Manoj Jain, CEO of Duddell Street, and Co-Chief Investment Officer of Maso Capital. “FiscalNote’s exceptional track record of organic and inorganic growth—powered by its product innovation and strategic M&A plan—will enable the company to further disrupt and revolutionize the marketplace with its strategy of turning data and advisory-driven insights into action. There was no question of FiscalNote’s essential value to companies and organizations around the world when we first announced our agreement in November last year. Now, in a climate of increasing geopolitical uncertainty and market volatility, its mission and purpose are needed more than ever, and continues to deliver tremendous value and positive results for thousands of global customers. We are confident that the company’s strong business fundamentals and go-forward strategy provide excellent prospects for continued growth. We look forward to partnering with FiscalNote and its experienced management team as they officially enter the public markets.”

Advisors

J.P. Morgan acted as financial advisor to FiscalNote. Citi, BTIG, LLC, Chardan, Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, D.A. Davidson & Co., EF Hutton, division of Benchmark Investments, LLC, and Northland Securities, Inc., acted as capital markets advisors to Duddell Street. Davis Polk & Wardwell LLP served as legal advisor to Duddell Street, and Paul Hastings LLP served as legal advisor to FiscalNote. Shearman & Sterling LLP served as legal advisor to Citi and J.P. Morgan.

Note: “Long-Term Growth Plan Funded by $425 Million in Capital”: consists of $175 million in proceeds from the business combination and a 5-year senior secured term loan of up to $250 million, including $150 million of committed financing at closing with an additional accordion facility for $100 million, subject to certain conditions.

About FiscalNote

FiscalNote is a leading technology provider of global policy and market intelligence. By uniquely combining AI technology, actionable data, and expert and peer insights, FiscalNote empowers customers to manage policy, address regulatory developments, and mitigate global risk. Since 2013, FiscalNote has pioneered technology that delivers mission-critical insights and the tools to turn them into action. Home to CQ, Equilibrium, FrontierView, Oxford Analytica, VoterVoice, and many other industry-leading brands, FiscalNote serves more than 5,000 customers worldwide with global offices in North America, Europe, Asia, and Australia. To learn more about FiscalNote and its family of brands, visit FiscalNote.com and follow @FiscalNote.

About Duddell Street Acquisition Corp.

Duddell Street Acquisition Corp. was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination with one or more businesses. Duddell Street is sponsored by Hong Kong-based hedge fund Maso Capital. Since inception, Maso Capital has invested in more than one thousand companies and situations across multiple sectors and geographies. Leveraging its stature and reputation in Hong Kong and its experienced investment team, Maso Capital has had investments in a number of TMT, healthcare, fintech and consumer companies in the region. For more information, please visit DSAC.co.

Additional Information and Where to Find It In connection with the Business Combination, Duddell Street has filed relevant materials with the SEC, including a registration statement on Form S-4, which includes a proxy statement/prospectus of Duddell Street, which was declared effective by the SEC on July 1, 2022, and will file other documents regarding the Business Combination with the SEC. Duddell Street’s shareholders and other interested persons are advised to read the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials contain important information about FiscalNote, Duddell Street and the Business Combination. The documents filed by Duddell Street with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements about future financial and operating results, plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will,” “are expected to,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “pro forma,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding FiscalNote’s industry and market sizes, future opportunities for FiscalNote and Duddell Street, FiscalNote’s estimated future results and the proposed business combination between Duddell Street and FiscalNote, including pro forma market capitalization, pro forma revenue, the expected transaction and ownership structure and the likelihood, timing and ability of the parties to successfully consummate the proposed transaction. Such forward-looking statements are based upon the current beliefs and expectations of Duddell Street’s and FiscalNote’s managements and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond Duddell Street’s or FiscalNote’s control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. Except as required by law, Duddell Street and FiscalNote do not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Media

Nicholas Graham

FiscalNote

press@fiscalnote.com

Investors

ICR, Inc. for FiscalNote

Sean Hannan

IR@fiscalnote.com

Duddell Street Acquisition Corp.

Sam Joshi

IR@masocapital.com